Supplement dated September 21, 1995, the Prospectus dated May 1, 1995 of the High-Yield Bond Series of Seligman High Income Fund Series (the "Fund")

         Today the Fund's Trustees unanimously approved and recommended to shareholders for approval at a special meeting of shareholders to be held on December 12, 1995, proposed amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated (the "Manager"). The proposed amendments would revise the fee schedule in the Management Agreement as follows: pursuant to a new schedule of management fees which would apply, subject to shareholder approval, effective January 1, 1996, the Fund would pay a management fee equal to an annual rate of 0.65% on the first $1 billion of average daily net assets of the Fund and 0.55% on the average daily net assets of the Fund in excess of $1 billion. The current practice of computing management fees daily and paying them monthly will remain unchanged.

     The following replaces the "Annual Series Operating Expense" table and the "Example" located on page 2 of the Fund's prospectus:

Annual Series Operating Expenses for 1994                                                           Class A          Class D
(as a percentage of average net assets)

   Management Fees..............................................................                     .65%               .65%
   12b-1 Fees...................................................................                     .21%              1.00%
   Other Expenses...............................................................                     .42%               .67%
                                                                                                     ----              -----
   Total Fund Operating Expenses................................................                     1.28%             2.34%
                                                                                                     =====             =====

Example                                                                            1 year      3 years       5 years       10 years
                                                                                   ------      -------       -------       --------
You would pay the following  expenses on a $1,000  investment,  assuming (1) 5%
annual return and (2)  redemption  at the end of each time period:
Class A.........................................................................    $70           $86          $114           $195
Class D.........................................................................    $34+          $73          $125           $268


This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown and the 5% annual return used in this example is a hypothetical rate.

+ Assuming (i) 5% annual return and (ii) no redemption at the end of year one, the expenses on a $1,000 investment would be $24.

         The current fee arrangements with the Manager are described in the Prospectus under the section entitled "Management Services."